SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of March 10, 2006, among EXIDE TECHNOLOGIES, a Delaware corporation (the “U.S. Borrower”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of The Netherlands (the “European Borrower” and, together with the U.S. Borrower, the “Borrowers”), the Lenders party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of May 5, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. Section 3.01(e) of the Credit Agreement is hereby amended by (x) deleting the text “prior to January 1, 2009” appearing immediately following the text “Section 10A, in each case” appearing in said Section and inserting the text “prior to January 1, 2010” in lieu thereof, (y) deleting the text “2.0%” appearing in clause (A) of said Section and inserting the text “5.0%” in lieu thereof and (z) deleting the text “, (B) in the case of any such prepayment, refinancing and/or declaration made on or after January 1, 2008 but before the third anniversary of the Fourth Amendment Effective Date, 1.0%, and (C) in the case of any such prepayment, refinancing and/or declaration made on or after the third anniversary of the Fourth Amendment Effective Date but before January 1, 2009, 0.5%” appearing in said Section and inserting the text “, (B) in the case of any such prepayment, refinancing and/or declaration made on or after January 1, 2008 but before January 1, 2009, 4.0%, and (C) in the case of any such prepayment, refinancing and/or declaration made on or after January 1, 2009 but before January 1, 2010, 2.0%” in lieu thereof.

2. Section 4.01(vii) of the Credit Agreement is hereby amended by deleting the text “the third anniversary of January 1, 2009” appearing in said Section and inserting the text “January 1, 2010” in lieu thereof.

3. Section 4.02(c) of the Credit Agreement is hereby amended by deleting the text “the third anniversary of January 1, 2009” appearing in the third sentence of said Section and inserting the text “January 1, 2010” in lieu thereof.

4. Section 4.02(d) of the Credit Agreement is hereby amended by deleting the text “January 1, 2009” appearing in the third sentence of said Section and inserting the text “January 1, 2010” in lieu thereof.

5. Section 4.02(g) of the Credit Agreement is hereby amended by deleting the text “the third anniversary of January 1, 2009” appearing in the second sentence of said Section and inserting the text “January 1, 2010” in lieu thereof.

6. Section 7.10(c) of the Credit Agreement is hereby amended by deleting the text “January 25, 2006” appearing in said Section and inserting the text “March 10, 2006” in lieu thereof.

7. Section 8.01(c) of the Credit Agreement is hereby amended by deleting the second instance of the text “Fiscal Year 2005” appearing in said Section and inserting the text “Fiscal Years 2005 and 2006” in lieu thereof.

8. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Quarter Ending	Amount
Fiscal Quarter ending closest to March 31, 2006	$100,000,000
Fiscal Quarter ending closest to June 30, 2006	$105,000,000
Fiscal Quarter ending closest to September 30, 2006	$110,000,000
Fiscal Quarter ending closest to December 31, 2006	$123,000,000
Fiscal Quarter ending closest to March 31, 2007	$123,000,000
Fiscal Quarter ending closest to June 30, 2007	$123,000,000
Fiscal Quarter ending closest to September 30, 2007 and each Fiscal Quarter ending thereafter	$150,000,000

9. Section 10A of the Credit Agreement is hereby amended by deleting the text “January 1, 2009” appearing in the second sentence of the paragraph immediately following Section 10.13 and inserting the text “January 1, 2010” in lieu thereof.

10. The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby amended by (x) deleting each instance of the text “5.25” appearing in said definition and inserting the text “6.25” in lieu thereof and (y) deleting each instance of the text “4.25” appearing in said definition and inserting the text “5.25” in lieu thereof.

11. The U.S. Borrower hereby acknowledges and agrees, in furtherance of the provisions contained in Section 13.01 of the Credit Agreement and similar provisions contained in the other Credit Documents (and without limiting any of the provisions contained therein), to pay all reasonable costs and expenses of the Agents, each Issuing Lender and each of the Lenders in connection with any refinancing or restructuring of the credit arrangements provided under the Credit Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings (including, without limitation, the reasonable fees and disbursements of counsel, consultants and advisors (including, without limitation, an independent financial advisor engaged by the Required Lenders and/or the Administrative Agent on behalf of the Lenders, provided that the U.S. Borrower shall not be required to pay the fees and disbursements of any such financial advisor in excess of $75,000 in respect of any month (plus the unused portion of such $75,000 limit from any preceding month not previously used) unless an Event of Default has occurred and is continuing) of the Agents, each Issuing Lender and each Lender). Without limiting the foregoing, the U.S. Borrower agrees to confirm such obligations set forth in the immediately preceding sentence to any such counsel, consultants and/or advisors pursuant to documentation reasonably satisfactory to the U.S. Borrower and the relevant Agent, Issuing Lender or Lender. In addition, the U.S. Borrower agrees to explore alternative financing options with respect to the credit arrangements provided under the Credit Agreement with certain of the Lenders.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Seventh Amendment, each of the Borrowers hereby represents and warrants that (i) no Default or Event of Default exists as of the Seventh Amendment Effective Date (as defined below) both immediately before and immediately after giving effect to this Seventh Amendment on such date and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Seventh Amendment Effective Date both immediately before and immediately after giving effect to this Seventh Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Seventh Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Seventh Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

4. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Seventh Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) each of the Borrowers, each other Credit Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Lisa Alexander (facsimile number: 212-354-8113 / e-mail address: lalexander@whitecase.com);

(ii) there shall have been delivered to Administrative Agent copies of resolutions of the Board of Directors of each Credit Party approving and authorizing the execution, delivery and performance of this Seventh Amendment and the Credit Agreement as amended by this Seventh Amendment, certified as of the Seventh Amendment Effective Date by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment;

(iii) the Administrative Agent shall have received from the U.S. Borrower fully executed counterparts of such amendments, modifications, acknowledgements, confirmations and/or supplements to the respective Security Documents and commitments to provide such endorsements to existing title policies (or new title policies) with respect to U.S. Mortgaged Properties, in each case as are reasonably requested by the Administrative Agent or the Required Lenders to ensure that all Obligations are secured by, and entitled to the benefits of, the relevant Security Documents;

(iv) the Administrative Agent shall have received a solvency certificate from the chief financial officer or another senior financial officer of the U.S. Borrower in the form of Exhibit J to the Credit Agreement, except that such certificate shall be dated the Seventh Amendment Effective Date and shall be modified (to the satisfaction of the Administrative Agent and the Required Lenders) to provide that such certificate is being provided after giving effect to the Seventh Amendment Effective Date; and

(v) the Borrowers shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement;

provided however that in the event that the requirements of clause (iii) of this Section 5 are not satisfied on the date that all of the other conditions set forth in this Section 5 shall have been satisfied, this Seventh Amendment shall nevertheless be deemed to have become effective and the Seventh Amendment Effective Date shall be deemed to have occurred, provided that the U.S. Borrower shall take all actions required to satisfy the requirements of clause (iii) of this Section 5 which were not satisfied on the Seventh Amendment Effective Date within 10 calendar days following the Seventh Amendment Effective Date (or such later date not to exceed 30 calendar days following the Seventh Amendment Effective Date as shall be determined by the Administrative Agent or the Required Lenders in their respective sole discretion). Any failure to comply with the provisions of the immediately preceding proviso shall be deemed to be an Event of Default for all purposes of the Credit Agreement.

6. The U.S. Borrower hereby covenants and agrees that, so long as the Seventh Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on March 10, 2006, a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 50 basis points (0.50%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans (using the Dollar Equivalent of all Euro Denominated Term Loans) of such Lender outstanding on the Seventh Amendment Effective Date plus (ii) the Multicurrency Facility Revolving Loan Commitment of such Lender as in effect on the Seventh Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the U.S. Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the third Business Day following the Seventh Amendment Effective Date.

7. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations of the Credit Parties shall be fully guaranteed pursuant to the relevant Guaranties and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof and that this Seventh Amendment does not in any manner constitute a novation of any Obligations under any of the Credit Documents.

8. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Seventh Amendment as of the date first above written.

EXIDE TECHNOLOGIES, as a Borrower

By:

Name:
Title:

EXIDE GLOBAL HOLDING

NETHERLANDS C.V.,
as a Borrower

By:	Exide Technologies its general partner

By:

Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,

Individually and as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Seventh Amendment, hereby consents to the entering into of the Seventh Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 7 thereof).

DIXIE METALS COMPANY By:

Name:
Title:

EXIDE DELAWARE LLC By: Exide Technologies, its sole manager By:

Name:
Title:

EXIDE ILLINOIS, INC. By:

Name:
Title:

GNB BATTERY TECHNOLOGIES JAPAN, INC. By:

Name:
Title:

REFINED METALS CORPORATION By:

Name:
Title:

RBD LIQUIDATION, LLC By:

Name:
Title:

EH INTERNATIONAL, LLC By: Exide Technologies, its sole member By:

Name:
Title:

INGALLS POWER PRODUCTS By:

Name:
Title:

EXIDE BELIGIUM SPRL By:

Name:
Title:

NATIONAL BATTERY DISTRIBUTION LIMITED (formerly Gemala Ireland (Holdings) Limited) By:

Name:
Title:

EXIDE CANADA CORPORATION By:

Name:
Title:

EXIDE DENMARK AS By:

Name:
Title:

CMP BATTERIES LTD. By:

Name:
Title:

DETA UK LIMITED By:

Name:
Title:

EURO EXIDE CORPORATION LIMITED By:

Name:
Title:

EXIDE TECHNOLOGIES (TRANSPORTATION) LIMITED (formerly Exide (Dagenham) Limited) By:

Name:
Title:

EXIDE (HOLDINGS) LIMITED By:

Name:
Title:

MBD NATIONAL LIMITED By:

Name:
Title:

CEAC, COMPAGNIE EUROPEENE D’ACCUMLATEURS, SAS By:

Name:
Title:

EXIDE HOLDING EUROPE SAS By:

Name:
Title:

DEUTSCHE EXIDE GMBH By:

Name:
Title:

EXIDE ITALIA S.R.L. By:

Name:
Title:

INDUSTRIA COMPOSIZIONI STAMPATE, SPA By:

Name:
Title:

EXIDE HOLDING NETHERLANDS B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES HOLDING, B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES NEDERLAND, B.V. By:

Name:
Title:

CENTRA S.A. By:

Name:
Title:

SONULAR – SOCIEDADE NACIONAL DE METALURGIA, LDA. By:

Name:
Title:

SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR, S.A. By:

Name:
Title:
By:

Name:
Title:

CHLORIDE MOTIVE POWER IBERICA, S.L. By:

Name:
Title:

EXIDE TRANSPORTATION HOLDING EUROPE, S.L. By:

Name:
Title:

OXIVOLT, S.L. By:

Name:
Title:

SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR, S.A. By:

Name:
Title:

TUDOR ELECTRONICA, S.L. By:

Name:
Title:

TUDOR AB By:

Name:
Title:

COÖPERATIE EXIDE EUROPE U.A. By:

Name:
Title:

SIGNATURE PAGE TO THE SEVENTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MARCH 10, 2006, AMONG EXIDE TECHNOLOGIES, EXIDE GLOBAL HOLDING NETHERLANDS C.V., VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

By:
Name:
Title: